Unusual or Infrequent Items Impacting Quarterly Results	12 Months Ended
Dec. 31, 2017
Unusual or Infrequent Items, or Both [Abstract]
Unusual or Infrequent Items Impacting Quarterly Results

17.	Unusual or Infrequent Items Impacting Quarterly Results.

In January 2015 the Company prepaid the $1,314,000 remaining principal balance on 8.55% and 7.95% mortgages. The prepayment penalty of $116,000 is included in interest expense. The remaining deferred loan costs of $15,000 were also included in interest expense.

Costs of operations for the land development and construction segment for the quarter ending December 31, 2015 includes a $3,000,000 positive benefit from settlement of environmental claims against our former tenant at the Riverfront on the Anacostia property (see Note 14).

Gain on investment land sold for the quarter ending December 31, 2015 includes $6,277,000 gain on the sale of phase 2 of Windlass Run residential property.

Costs of operations for the land development and construction segment for the quarter ending June 30, 2016 includes a $2,000,000 expense for estimated environmental remediation liability on Phase II of the Riverfront on the Anacostia property (see Note 14).

On July 1, 2017, the Company consolidated the assets (at fair value), liabilities and operating results of the Dock 79 joint venture. This consolidation resulted in a gain on remeasurement of investment in real estate partnership of $60,196,000 of which $20,469,000 was attributed to the noncontrolling interest.

The construction financing for Dock 79 was refinanced and a prepayment penalty of $440,000 and the remaining deferred loan costs of $714,000 were recorded into interest expense in the quarter ending December 31, 2017.

Fourth quarter 2017 net income included $12,043,000, or $1.20 per share, due to a deferred tax benefit resulting from revaluing the company’s net deferred tax liabilities per the Tax Cuts and Jobs Act of 2017.